SUPPLEMENT DATED MARCH 3, 2006

TO PROSPECTUS DATED MAY 1, 2004 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE

ADJUSTED DEFERRED VARIABLE ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

of

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information contained in your Zurich Preferred Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective May 8, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio will be closed to new investments. As a result, we will no longer be able to accept allocations or transfers into the JPMorgan Investment Trust Mid Cap Value Subaccount on and after May 8, 2006.

Effective May 1, 2006, the JPMorgan Series Trust II Mid Cap Value Portfolio will be closed to new investments. As a result, we will no longer be able to accept allocations or transfers into the JPMorgan Series Trust II Mid Cap Value Subaccount on and after May 1, 2006.

If Contract Owners currently have in effect allocation or transfer instructions involving these Subaccounts, such as future Purchase Payment allocation instructions, elections under the Dollar Cost Averaging program, or Automatic Asset Reallocation instructions, they must provide us with new allocation or transfer instructions prior to the applicable closing date.

Written instructions may be given by writing to us at Kemper Investors Life Insurance Company, Administrative Office: Annuity Inforce Team, 2500 Westfield Drive, Elgin, Illinois 60123-7836. Telephone instructions may be given by calling us at (888) 477-9700. Annuity Contact Center representatives are available Monday – Friday from 7:30 a.m. to 6:00 p.m. CST.

If we do not receive new instructions from a Contract Owner, any allocation or transfer instructions previously identified as involving allocations or transfers into the JPMorgan Investment Trust Mid Cap Value Subaccount or the JPMorgan Series Trust II Mid Cap Value Subaccount will be processed into the Scudder Money Market Subaccount on and after the applicable closing dates.

For Contract Owners participating in the Automatic Asset Reallocation program, if new instructions are not received by the closing date, the program will terminate and future reallocations will not be made.

Contract Owners who participate in the Managed Investment Advisory Account (MIAA) program are not required to take any action. Allocation models will be revised as necessary and changes will be reflected in future confirmation statements.

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For use in all states